SECOND AMENDMENT TO
AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING
(Finished Goods - Shared Credit Facility)

This Second Amendment to Amended and Restated Agreement for Wholesale Financing (“Amendment”) is made as of this 19th day of January, 2006, by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Secured Party”); and Palm Harbor Homes, Inc., a Florida corporation, Palm Harbor Manufacturing, L.P., a Texas limited partnership, Palm Harbor Homes I L.P., a Texas limited partnership, and Palm Harbor Marketing, Inc., a Nevada corporation (jointly and severally, individually and collectively, “Borrowers”).

WITNESSETH THAT:

WHEREAS, the Secured Party and Borrowers are parties to a certain Amended and Restated Agreement for Wholesale Financing, Finished Goods-Shared Credit Facility dated May 25, 2004, as amended by a certain First Amendment dated as of June 30, 2005 (as amended, the “Agreement”); and

WHEREAS, the parties hereto desire to amend certain of the terms of the Agreement.

NOW THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	All capitalized terms used and not otherwise defined herein shall have the same meanings provided therefore in the Agreement.

2.	Section 7 of the Agreement is hereby amended by inserting immediately at the end thereof as a new paragraph the following:

“Anything contained herein to the contrary notwithstanding, no Advance shall be funded hereunder by the Administrative Agent or any Lender when (i) the Collateral Coverage is greater than point eight to one (.8:1) or (ii) (A) the Collateral Coverage is greater than point seven to one (.7:1) but less than or equal to point eight to one (.8:1) and (B) (x) the then aggregate outstanding principal amount of Advances is, or the aggregate outstanding principal amount of Advances after giving effect to such Advance request would be, greater than $50,000,000 or (y) after giving effect to such Advance request, the Collateral Coverage would be greater than point eight to one (.8:1). The foregoing limitation shall be calculated quarterly or, at the request of Borrowers, more frequently to the extent that Borrowers make such request in order to qualify for greater capacity to obtain Advances under the foregoing limitation. For purposes of this paragraph, “Collateral Coverage” means, as of any relevant date of determination, the ratio of (i) the aggregate outstanding principal amount of Advances, to (ii) the aggregate invoice amount of, without duplication, all of Borrowers’ inventory of completed manufactured or modular homes (i.e. the amount of “Finished Goods” as listed on Borrowers’ financial statements from time to time).”

3.
Effective as of December 1, 2005, Section 10 of the Agreement is hereby amended by: (A) deleting the words “Prime Rate from time to time in effect” in clause (a) of the first paragraph thereof and inserting in their place the words “Prime Rate from time to time in effect plus six tenths of a percent (.6%)” and (B) deleting the words “Prime Rate from time to time in effect” in clause (i) of the second paragraph thereof and inserting in their place the words “Prime Rate from time to time in effect plus six tenths of a percent (.6%).”

4.	Section 14 of the Agreement is hereby amended and restated in its entirety to read as follows:

“14. Grant of Security Interest. In order to secure the payment and performance by PHHI of all present and future indebtedness and obligations of PHHI hereunder or in any other agreement entered into in connection herewith, whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to the Advances owing from PHHI, the payment of all interest and finance charges accrued thereon and all fees, charges and expenses hereunder in respect thereof, PHHI hereby grants to the Administrative Agent on behalf of the Lenders a security interest in all of its right, title and interest in and to (a) all of its inventory of completed manufactured or modular homes, wherever located, in which PHHI now or hereafter has rights, including, without limitation, all installed or related appliances or products; all present and future attachments, accessories and accessions thereto; all fixtures in respect thereof; and all instruments, accounts, and chattel paper relating thereto; (b) all books and records of PHHI relating to or referring to any of the foregoing; and (c) all proceeds of any of the foregoing (collectively, the “PHHI General Collateral”).

In order to secure the payment and performance by PHMLP of all present and future indebtedness and obligations of PHMLP hereunder or in any other agreement entered into in connection herewith, whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to the Advances owing from PHMLP, the payment of all interest and finance charges accrued thereon and all fees, charges and expenses hereunder in respect thereof, PHMLP hereby grants to the Administrative Agent on behalf of the Lenders a security interest in all of its right, title and interest in and to (A) all of its inventory of completed manufactured or modular homes, wherever located, in which PHHI now or hereafter has rights, including, without limitation, all installed or related appliances or products; all present and future attachments, accessories and accessions thereto; all fixtures in respect thereof; and all instruments, accounts, and chattel paper relating thereto; (B) all books and records of PHHI relating to or referring to any of the foregoing; and (C) all proceeds of any of the foregoing (collectively, the “PHMLP General Collateral”).

In order to secure the payment and performance by PHHLP of all present and future indebtedness and obligations of PHHLP hereunder or in any other agreement entered into in connection herewith, whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to the Advances owing from PHHLP, the payment of all interest and finance charges accrued thereon and all fees, charges and expenses hereunder in respect thereof, PHHLP hereby grants to the Administrative Agent on behalf of the Lenders a security interest in all of its right, title and interest in and to (AA) all of its inventory of completed manufactured or modular homes, wherever located, in which PHHI now or hereafter has rights, including, without limitation, all installed or related appliances or products; all present and future attachments, accessories and accessions thereto; all fixtures in respect thereof; and all instruments, accounts, and chattel paper relating thereto; (BB) all books and records of PHHI relating to or referring to any of the foregoing; and (CC) all proceeds of any of the foregoing (collectively, the “PHHLP General Collateral”).

In order to secure the payment and performance by PHMI of all present and future indebtedness and obligations of PHMI hereunder or in any other agreement entered into in connection herewith, whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to the Advances owing from PHMI, the payment of all interest and finance charges accrued thereon and all fees, charges and expenses hereunder in respect thereof, PHMI hereby grants to the Administrative Agent on behalf of the Lenders a security interest in all of its right, title and interest in and to (AAA) all of its inventory of completed manufactured or modular homes, wherever located, in which PHHI now or hereafter has rights, including, without limitation, all installed or related appliances or products; all present and future attachments, accessories and accessions thereto; all fixtures in respect thereof; and all instruments, accounts, and chattel paper relating thereto; (BBB) all books and records of PHHI relating to or referring to any of the foregoing; and (CCC) all proceeds of any of the foregoing (collectively, the “PHMI General Collateral”).

PHHLP Purchase Money Collateral, PHMI Purchase Money Collateral, PHHI General Collateral, PHMLP General Collateral, PHHLP General Collateral and PHMI General Collateral are referred to herein, collectively, as the “Collateral.” For the avoidance of doubt, the Collateral shall secure all obligations of all of the Borrowers hereunder or in any other agreements entered into by anyone or more of them in connection herewith. All of terms used in this Section 14 for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings.

Borrowers shall, on or prior to the date hereof, deliver to the Administrative Agent on behalf of the Lenders, a cash deposit (the “Cash Deposit”) of $10,000,000 to be held as additional Collateral and hereby grant to the Administrative Agent on behalf of the Lenders a security interest in the Cash Deposit and all interest, investments and proceeds in respect thereof to secure the payment and performance by Borrowers of all present and future indebtedness and obligations of Borrowers hereunder or in any other agreement entered into in connection herewith, whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to the Advances owing from anyone or more of the Borrowers, the payment of all interest and finance charges accrued thereon and all fees, charges and expenses hereunder in respect thereof. The Cash Deposit shall be held by the Administrative Agent on behalf of the Lenders in an account owned by and under the control of the Administrative Agent and may be commingled with other funds of the Administrative Agent. The Borrowers shall have no access to the Cash Deposit or the right to direct any investments thereof. The Administrative Agent is under no obligation to invest any of the Cash Deposit but may do so in its sole discretion. The Borrowers are entitled to no proceeds or interest earned in respect of the investment of the Cash Deposit by the Administrative Agent (all of such proceeds to be retained by the Administrative Agent in consideration of its undertaking to pay interest to the Borrowers on the Cash Deposit as set forth in the next sentence). The Administrative Agent agrees to pay to the Borrowers, quarterly in arrears for so long as no Event of Default shall exist, interest on the balance of the Cash Deposit held by the Administrative Agent accrued at the Prime Rate from time to time in effect (based on the actual days that the Cash Deposit is held by the Administrative Agent and a year of 365 days). When, at any time, the aggregate outstanding amount of the Advances shall be less than $50,000,000 and provided that no Default or Event of Default shall then exist, the Administrative Agent shall pay to the Borrowers an amount of the Cash Deposit such that the remaining balance of the Cash Deposit shall equal $5,000,000; such payment to be made reasonably promptly after the aggregate outstanding amount of the Advances shall have decreased below the $50,000,000 threshold. Neither the Administrative Agent nor the Lenders shall be obligated to make any Advance to anyone or more of the Borrowers if, after giving effect thereto, the aggregate outstanding principal balance of the Advances would exceed $50,000,000 unless the Cash Deposit being held by the Administrative Agent equals $10,000,000. If the Administrative Agent and Lenders shall make Advances to anyone or more of the Borrowers such that the $50,000,000 threshold is exceeded without having the full $10,000,0000 as the Cash Deposit, the Administrative Agent shall deliver a written demand to the Borrowers to pay to the Administrative Agent sufficient moneys in immediately available funds such that the Cash Deposit shall equal $10,000,000; the failure of the Borrowers to do so within five (5) Business Days of receiving such written demand shall constitute an immediate Event of Default. Any calculation of the Cash Deposit for purposes of this Agreement shall exclude accrued interest or investment gains or losses. For the avoidance of doubt, the Administrative Agent shall have, with respect to the Cash Deposit, all of the rights and remedies of a secured party under the Uniform Commercial Code of the State whose laws govern this Agreement and all of the rights and remedies otherwise provided for under applicable law.”

For the avoidance of doubt, by the amendment and restatement of Section 14 of the Agreement as set forth above, the Borrowers intend to grant, and hereby grant, to the Administrative Agent on behalf of the Lenders a security interest in all of the Collateral (as defined above) to secure all of the obligations of all of the Borrowers hereunder or in any other agreements entered into by anyone or more of them in connection with the Agreement and/or this Amendment.

5.	Section 17 of the Agreement is hereby amended by inserting as a new clause (t), in the correct alphabetical order, the following:

“(t) such Borrower will promptly provide written notice to the Administrative Agent of any default or Event of Default under the CountryPlace Warehouse/Securitization Facility.”

6.	Section 22.1 of the Agreement is hereby amended by deleting clauses (n) and (o) thereof.

7.
Section 27 of the Agreement is hereby amended by deleting the words “a term of three (3) years from the date hereof’ and inserting in their place the words “a term through and including March 31, 2009”. Section 27 of the Agreement is hereby further amended by: (i) deleting the words “if the effective date of termination shall occur on or prior to the first anniversary of the date of this Agreement” and inserting in their place the words “if the effective date of termination shall occur on or prior to March 31, 2007”; (ii) deleting the words “if the effective date of termination shall occur after the first anniversary of the date of this Agreement and on or prior to the second anniversary of the date of this Agreement” and inserting in their place the words “if the effective date of termination shall occur after March 31, 2007 and on or prior to March 31, 2008”; and (iii) deleting the words “if the effective date of termination shall occur after the second anniversary of the date of this Agreement and on or prior to the Maturity Date” and inserting in their place the words “if the effective date of termination shall occur after March 31, 2008 and on or prior to the Maturity Date”.

8.	Section 29.15 of the Agreement is hereby amended by making the last sentence thereof ineffective going forward as of December 1, 2005.

9.	Section 37.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“37.1  Covenants.

(a)
Operating Cash Flow. Borrowers covenant that Consolidated Net Cash Provided by Operating Activities, as determined as of the end of and in respect of each fiscal year of the Borrowers (commencing with the fiscal year of the Borrowers ending on March 31, 2006), will not be less than an amount which (i) shall be mutually agreeable among Borrowers and Lenders and (ii) shall not be less than (A) negative Fifty Million Dollars (-$50,000,000) for fiscal year ending March 31, 2006 and (B) negative Twenty Five Million Dollars (-$25,000,000) for fiscal year ending March 31, 2007 and for every consecutive fiscal year ending thereafter.

(b)	Minimum Liquidity. Borrowers covenant that they will maintain as of the last day of each fiscal quarter ending on or after June 30, 2005, a Liquidity Amount of not less than $25,000,000.

(c)
Minimum Profitability. Borrowers covenant that they will achieve as of the last day of each fiscal quarter an aggregate consolidated net income after tax for the respective periods set forth below, as follows (i) in respect of the fiscal quarter ending June 30, 2005, not less than $1,500,000; (ii) in respect of the two consecutive fiscal quarters ending September 30, 2005, not less than $1,750,000; (iii) in respect of the three consecutive fiscal quarters ending December 31, 2005, not less than $5,000,000; and (iv) in respect of the four consecutive fiscal quarters ending as of the last day of each fiscal quarter ending on and after March 31, 2006, not less than $7,500,000.

(d)
Minimum Inventory Turn. Borrowers covenant that they will maintain as of the last day of each fiscal quarter ending on or after June 30, 2005, a ratio of (a) Borrowers’ Cost of Goods Sold, to (b) Average Inventory, for such fiscal quarter, of not less than two point seventy five to one (2.75:1).

(e)
Minimum Tangible Net Worth. Borrowers covenant that they will maintain a Tangible Net Worth (i) as of the fiscal quarter ending on March 31, 2006, of not less than One Hundred Forty Million Dollars ($140,000,000) and (ii) as of the last day of each fiscal quarter ending on or after June 30, 2006, of not less than One Hundred Fifty Million Dollars ($150,000,000).

(f)
Incurrence of Additional Indebtedness. Borrowers shall not borrow or incur any liability in respect of borrowed money indebtedness (including, without limitation, loans, notes, bonds or repurchase obligations in respect of any securitizations), financing leases, liabilities for the deferred purchase price of property (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property), liabilities in respect of interest rate swamps or similar instruments or any guaranties in respect of any of the foregoing, in each case unless the Majority Lenders shall have (prior to the incurrence thereof) consented to the same, in writing (which consent shall not be unreasonably withheld or delayed). For the avoidance of doubt, the above restriction (i) does not apply to CountryPlace Mortgage, Ltd. or any other party other than Borrowers and (ii) does not restrict Borrowers’ ability to incur liabilities in respect of letters of credit or capitalized leases. In connection with any request by the Borrowers to incur additional indebtedness otherwise prohibited by this clause (f) and as to which the Borrowers request that the Administrative Agent release or subordinate any portion of the Collateral in favor of another Lender or other party, the Administrative Agent shall not unreasonably withhold or delay the granting of such request; provided that (i) no default or Event or Default has occurred and is continuing under this Agreement or any other agreement; (ii) no default or Event of Default would arise under this Agreement or any other agreement as a result of such incurrence of additional indebtedness; and (iii) the Administrative Agent determines, in its sole discretion, that, after giving effect to such request, the value of the Collateral as to which the Administrative Agent possesses a first priority security interest would be satisfactory to fully support and secure (including with an adequate collateral cushion as the Administrative Agent may determine) the amount of the Total Credit Line and all of the Borrowers’ covenant requirements and other obligations under this Agreement and all other agreements.”

10.	The definition of “Intangibles” as set forth in Section 37.2 of the Agreement is hereby amended by inserting immediately after the word “affiliates” and before the semicolon the following:

“(other than accounts receivable due from Borrowers’ Bank Source Mortgage affiliate)”

11.
Upon execution of this Amendment, Borrowers shall pay to Textron Financial a closing fee of $105,000 (representing a closing fee of $210,000 less a credit of $105,000 from the previous closing fee paid by Borrowers), which shall be earned in full upon Textron Financial’s entering into this Amendment.

12.
Upon execution of this Amendment by all parties, the Administrative Agent shall return to Borrowers the amount of the Cash Deposit, plus any accrued and unpaid interest thereon, then held by the Administrative Agent and, effective upon such return, the last paragraph of Section 14 of the Agreement shall no longer apply going forward. The parties acknowledge and agree that, as of the date hereof, the amount of the Cash Deposit held by the Administrative Agent, excluding any accrued and unpaid interest, is $5,000,000.

13.	Except as amended hereby, the Agreement shall remain in full force and effect, and is in all respects hereby ratified and affirmed.

14.
If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

15.
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and a facsimile signature shall suffice as an original for all purposes.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officer or representative as of the day and year first above written.

BORROWERS:		SECURED PARTY:

PALM HARBOR HOMES, INC.		TEXTRON FINANCIAL

By:	/s/ Larry Keener	By:	/s/ Brian Courtney
Name: Larry Keener Title: President		Name: Brian Courtney Title: Sr. VP, Operations and Credit

PALM HARBOR HOME I L.P.

By:	Palm Harbor G.P., Inc.
Its: General Partner

	By:	/s/ Larry Keener
Name: Larry Keener
Title: President

PALM HARBOR MARKETING, INC.

By:	/s/ Larry Keener
Name: Larry Keener
Title: President

PALM HARBOR MANUFACTURING, L.P.

By:	Palm Harbor GenPar, LLC
Its: General Partner

	By:	/s/ Larry Keener
Name: Larry Keener
Title: President